UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2006

OPEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858) 794-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Amendment No. 1 on Form 8-K/A is being filed to amend and restate Item 9.01 (Financial Statements and Exhibits) of the registrant’s Current Report on Form 8-K filed December 28, 2006 in connection with the acquisition of WaterEye Corporation, to reflect that the financial statements of the business acquired and pro forma financial information are not required to be filed because the acquisition did not involve a significant amount of assets.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger dated as of December 21, 2006, by and among Open Energy Corporation, Open Energy/WE Acquisition Corporation, WaterEye Corporation, and certain other parties thereto (previously filed as an exhibit to Form 8-K filed December 28, 2006).

99.1	Press release of Open Energy Corporation, dated December 22, 2006 (previously filed as an exhibit to Form 8-K filed December 28, 2006).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

Date: April 16, 2007	By:	/s/ Jeffrey Stein
Name: Jeffrey Stein
Title: Chief Financial Officer